UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

Commission File # 000-51055

RED MILE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-4441647
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4000 Bridgeway, Suite 101
Sausalito, CA 94965
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

415-339-4240
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On December 13, 2006, Red Mile Entertainment, Inc.’s, a Delaware corporation (the “Company”) common shares were cleared for submittal of a bid and asking quotation on the OTC Bulletin Board and the Pink Sheets.

Pursuant to the terms of the Company’s Series B Convertible Preferred Stock (“Series B Preferred”) and the Series C Convertible Preferred Stock (“Series C Preferred”), all 2,536,000 outstanding shares of the Series B Preferred and 1,298,860 outstanding shares of the Series C Preferred were thereupon automatically converted on a 1:1 basis into a total of 3,834,860 shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Mile Entertainment, Inc.

Date: December 15, 2006	By:	/s/ Ben Zadik
		Name:	Ben Zadik
		Title:	Chief Financial Officer